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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Steven J. Fredricks
Madison Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Annual Report
December 31, 2019

Madison Funds®

MADISON COVERED CALL &
EQUITY STRATEGY FUND (MCN)
Active Equity Management combined with a Covered Call Option Strategy

Beginning March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies from the Fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website and we will notify you by mail each time a report is posted and provide you with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at www.computershare.com/investor (for shares held directly with our transfer agent, Computershare).

You may elect to receive all future reports in paper free of charge by calling Computershare at (877) 373-6374 if you hold shares direct. If your fund shares are held through a financial intermediary, please contact them directly to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2019

Table of Contents

Management‘s Discussion of Fund Performance	2
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights for a Share of Beneficial Interest Outstanding	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Other Information	22
Trustees and Officers	26
Dividend Reinvestment Plan	29

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2019
Management‘s Discussion of Fund Performance (unaudited)
Covered Call strategies, by their nature, are defensive. They are structured to knowingly sacrifice a portion of upside growth potential in order to provide additional downside protection. The Madison Covered Call & Equity Strategy Fund (MCN) pursues these strategies by owning a very high quality portfolio of individual equities and selling equity call options on the portfolio holdings. The Fund provides a total return platform which seeks capital appreciation and a high distribution rate which is primarily sourced from selling call options and realizing capital gains on the underlying portfolio. It is a relatively concentrated, actively managed portfolio providing a defensive way to participate in U.S. equity markets.
What happened in the market during 2019?
The stock market reminds us of the levitating assistant trick that magicians have been performing since the early 1900’s. The laws of gravity are seemingly repealed when the magician’s assistant floats in midair without any apparent physical support. In reality, there is physical support in the form of wires or other keenly hidden mechanisms, it’s all an illusion. For the stock market to levitate, the very best forms of physical support for investment returns are dividends and earnings growth reinforced by a steadily growing economy. Somewhat less concrete yet equally uplifting are expanding P/E multiples. Multiples expand because investors are willing to pay a higher price for the belief that fundamentals will improve and/or risks will abate in the future thereby justifying the higher price paid. In the fourth quarter of 2019, U.S. equities as represented by the S&P 500® Index rose more than 9% and over the full year, levitated by 31.5% including dividends. The market has only gained in excess of 30% twice over the past 20 years with a return of 32.4% in 2013, as the other occurrence. This past year’s gains were not driven by strong earnings fundamentals or dividends. The returns were primarily driven by multiple expansion and the willingness to pay a higher price for mediocre fundamentals, hoping that the illusion of quantitative easing can forever paper over the increasing risks to the global economy. For now, the illusion continues to elicit crowd approval but at some point the curtain will be pulled, the support will be seen as lacking and the magician will be exposed.
How did the Fund perform given the marketplace conditions during 2019?
For the year ending December 31, 2019, on a Net Asset Value (NAV) basis, MCN gained 17.4%, compared to the 15.7% return of the CBOE S&P BuyWrite Index (BXM). The BXM represents the passive version of a covered call equity strategy. On a share price basis, MCN gained 19.8%. The Fund’s share price discount to the NAV narrowed to 9.8% at year end from a year ago level of 10.9%. Over the course of the full year, the discount to NAV averaged 8.9%. MCN distributed $0.72 per share for the full year, on par with the 2018 distribution level.
SHARE PRICE AND NAV PERFORMANCE FOR
MADISON COVERED CALL & EQUITY STRATEGY FUND
Relative to the BXM, the Fund outperformed during periods of strong overall market returns early in the year and again in the last few months of the year. During the mid-year period, the Fund underperformed on a relative basis during which time, the overall market was trending sideways. This pattern of performance is consistent with expectations as the Fund is typically somewhat more market exposed than the BXM.
The Chicago Board Options Exchange Market Volatility Index (VIX) began the year at high levels following the market decline in late 2018. However, volatility declined sharply as the market surged through April. Concern on trade and the potential negative economic impact caused a slight market correction in May, resulting in a short term

MCN | Madison Covered Call & Equity Strategy Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2019
spike in volatility. A similar spike occurred in early August for similar reasons. In each case, the markets quickly recovered and volatility receded. For the remainder of the year, volatility was somewhat variable but trending lower. On average, the VIX level was around 15 and bottomed at least 4 times at the 12 level before moving higher.
As the markets surged during the year, option assignments were particularly common as stock prices easily moved beyond option strike prices. As such, it was common for cash levels to rise following option expiration periods. Cash levels were reinvested in a thoughtful, opportunistic manner, which periodically resulted in short term higher cash levels. Over the full year, cash levels averaged approximately 11% and given the strong market performance, resulted in a headwind to Fund performance. Call option coverage was consistently between 75% and 80% over the full year. Relative to the unhedged market, this created an obstacle in capturing more of the strong upside, however, this is a characteristic of the strategy and the Fund did outperform the more comparable hedged BXM benchmark.
On a net basis, sector allocation detracted from relative performance to the S&P 500 Index. The most significant headwinds were the Fund’s underweight position in the market leading Technology sector and overweight in the Energy sector. Given the consistent and elongated trade war situation between the U.S. and China, the more cyclical parts of the market were kept in check due to the ongoing uncertainty while investors continued to pile into the larger technology related companies. The Fund’s underweighting in the Health Care sector was a positive for relative performance.
Individual stock performance was a headwind relative to the overall market returns. In such a surging market environment, this is somewhat misleading as the nature of call writing suggests that upside participation is capped and capturing full upside is not plausible. Given the constant uncertainty around the global trade issue, the most negatively impacted holdings tended to be those most sensitive to economic outcomes such as energy companies, Range Resources and EOG, industrial commodity companies such as Alcoa and DuPont and transportation related companies such as Fedex. Others with less immediate trade ties also were relative underperformers such as Microsoft and CenturyLink. Positive relative performers tended to be less trade impacted such as Health Care companies Cerner and Medtronic, technology companies such as First Data, Broadcom and Qualcomm and utilities such as AES and Sempra. Financial holdings such as Bank of America, JP Morgan, Citigroup and Berkshire Hathaway were also generally additive.
Describe the Fund’s portfolio equity and option structure:
As of December 31, 2019, the Fund held 39 equity securities and unexpired covered call options had been written against 78.7% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, and, as of December 31, 2019, 60% of the Fund’s call options (30 of 50 different options) remained “out-of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) On average, the call options in the Fund were slightly out-of-the-money at 0.8% at year end. This is lower than normal levels and was due primarily to the sharp market ascent late in the year.
Which sectors are prevalent in the Fund?
From a sector perspective, MCN’s largest exposure as of December 31, 2019 was to the Financial sector, followed by Communication Services, Information Technology, Materials (over 40% of which was gold-related) and Energy. The most significant divergences from the sector weightings of the S&P 500 Index were over-weightings in the Materials, Energy and Communication Services, and under-weightings in the Technology, Health Care and Consumer Discretionary sectors.

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/19
Communication Services	10.5%	Health Care	8.6%
Consumer Discretionary	6.3%	Industrials	6.1%
Consumer Staples	6.7%	Information Technology	10.4%
Energy	10.2%	Materials	10.3%
Exchange Traded Funds	4.9%	Short Term Investments	13.3%
Financials	11.2%	Utilities	1.5%

MCN | Madison Covered Call & Equity Strategy Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2019
Discuss the Fund’s security and option selection process:
The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.
Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.
Discuss how risk is managed through the Fund’s investment process:
Risk management is a critical component of the investment manager’s overall philosophy and investment process. The primary means for managing risk are as follows:
1. Focus on the underlying security. The manager’s bottom-up stock selection process is geared toward investing in companies with very strong fundamentals including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the manager’s “growth-at-a-reasonable-price” (GARP) philosophy is specifically tuned to such valuation discipline.
2. Active covered call writing. The manager actively sells (writes) individual equity call options on equities that are owned by the Fund. The specific characteristics of the call options (strike price, expiration, degree of coverage) are dependent on the manager’s outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength or surging markets, the manager may choose to become more defensive with the Fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The manager may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, the manager may sell options further out of the money in order to allow the Fund to benefit from a market recovery. In such an environment, the manager may also determine that a lesser percentage of the portfolio be covered by call options in order to more fully participate in market upside.
3. Cash management and timing. Generally, the manager believes that the Fund should be fully invested under normal market conditions. A covered call strategy is rather unique relative to most equity portfolios as the short-term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the Fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash levels adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call

MCN | Madison Covered Call & Equity Strategy Fund | Management’s Discussion of Fund Performance (unaudited) - concluded | December 31, 2019
options written against individual stocks in the Fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment which would increase the Fund’s cash position following a period of very strong stock gains. Given the manager’s disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the Fund may underperform due to higher than normal cash levels, however, it is the manager’s belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.
What is the management’s outlook for the market and Fund in 2020?
Our outlook for 2020 continues to be a cautious one. The market has priced in a near perfect environment with a soft economic landing, a trade truce and no meaningful risks on the horizon. As we write this commentary, tensions in the Middle East are ramping up and a flu pandemic threatens economic growth yet the market doesn’t seem overly concerned. Valuations are more than one standard deviation above normal following a year of P/E expansion yet are not at levels that would indicate a massive bubble however this bears close watching. There doesn’t appear to be much room for error in current valuations. While the current economic expansion is the longest in the post-war period, it is also the slowest potentially allowing it to continue for the foreseeable future but also leaving it susceptible to fits and starts. With interest rates still historically low and the Fed already priming its balance sheet, one wonders how much additional support can come from these areas if the economy stumbles even just a little. And finally, with an extremely contentious political environment and elections in 2020 and ongoing trade tensions, headline risks appear elevated. However, with volatility depressed, the market seems surprisingly unfazed. This seeming lack of risk awareness is potentially the biggest risk that we face as we begin a new decade.
Given the current environment, we will continue to steer the Fund on a relatively conservative path. The Fund remains well diversified across industry sectors and focused on individual companies with attractive long term return characteristics. Despite the periodic bumps in the road, we continue to be confident in the Fund’s structure and, in particular, in its income generation capabilities.

TOP TEN EQUITY HOLDINGS AS OF 12/31/19
% of Total Investments
Discovery Inc., Class C	3.1%
Baxter International Inc.	2.8%
General Motors Co.	2.8%
Northern Trust Corp.	2.8%
T-Mobile U.S. Inc.	2.7%
Visa Inc., Class A	2.7%
Alphabet Inc., Class C	2.6%
Archer-Daniels-Midland Co.	2.6%
Freeport-McMoRan Inc.	2.6%
Zimmer Biomet Holdings Inc.	2.6%
INDEX DEFINITIONS
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.
Past performance is no guarantee of future results.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2019
Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 88.3%
Communication Services - 11.3%
Alphabet Inc., Class C * (A)	3,300	$ 4,412,166
CenturyLink Inc. (A)	256,000	3,381,760
Discovery Inc., Class C * (A)	169,000	5,152,810
T-Mobile U.S. Inc. * (A)	57,500	4,509,150
		17,455,886
Consumer Discretionary - 6.8%
Amazon.com Inc. * (A)	1,800	3,326,112
General Motors Co. (A)	129,200	4,728,720
Lowe’s Cos. Inc. (A)	20,000	2,395,200
		10,450,032
Consumer Staples - 7.2%
Archer-Daniels-Midland Co. (A)	94,000	4,356,900
JM Smucker Co./The (A)	35,400	3,686,202
PepsiCo Inc. (A)	22,700	3,102,409
		11,145,511
Energy - 11.1%
Apache Corp. (A)	111,200	2,845,608
Baker Hughes Co.	141,100	3,616,393
Canadian Natural Resources Ltd. (A)	125,700	4,066,395
EOG Resources Inc. (A)	35,000	2,931,600
Range Resources Corp. (B)	242,000	1,173,700
Transocean Ltd. *	345,000	2,373,600
		17,007,296
Financials - 12.1%
Bank of America Corp. (A)	95,000	3,345,900
Berkshire Hathaway Inc., Class B * (A)	18,400	4,167,600
JPMorgan Chase & Co. (A)	15,000	2,091,000
Northern Trust Corp. (A)	45,000	4,780,800
Regions Financial Corp. (A)	246,200	4,224,792
		18,610,092
Health Care - 9.3%
Baxter International Inc. (A)	55,400	4,632,548
CVS Health Corp. (A)	44,800	3,328,192
Gilead Sciences Inc. (A)	30,100	1,955,898
Zimmer Biomet Holdings Inc. (A)	29,200	4,370,656
		14,287,294
Industrials - 6.6%
Fastenal Co. (A)	80,000	2,956,000
FedEx Corp. (A)	18,900	2,857,869
General Dynamics Corp. (A)	24,300	4,285,305
		10,099,174
Information Technology - 11.2%
Accenture PLC, Class A (A)	12,000	2,526,840
Microsoft Corp. (A)	20,000	3,154,000
Texas Instruments Inc. (A)	24,000	3,078,960
Visa Inc., Class A (A)	24,000	4,509,600
Xilinx Inc. (A)	41,000	4,008,570
		17,277,970

Materials - 11.1%
Alcoa Corp. * (A)	107,500	2,312,325
Barrick Gold Corp. (A)	180,000	3,346,200
Freeport-McMoRan Inc.	327,900	4,302,048
Newmont Goldcorp Corp. (A)	86,200	3,745,390
Steel Dynamics Inc. (A)	100,500	3,421,020
		17,126,983
Utilities - 1.6%
AES Corp. (A)	125,000	2,487,500
Total Common Stocks (Cost $160,977,570)		135,947,738
EXCHANGE TRADED FUNDS - 5.2%
Invesco DB Gold Fund	86,000	3,892,360
VanEck Vectors Gold Miners ETF (A)	142,600	4,175,328
Total Exchange Traded Funds (Cost $7,074,742)		8,067,688
SHORT-TERM INVESTMENTS - 14.3%
State Street Institutional U.S. Government Money Market Fund, 1.53%, Premier Class (C)	22,040,998	22,040,998
Total Short-Term Investments (Cost $22,040,998)		22,040,998
TOTAL PUT OPTIONS PURCHASED - 1.0% (Cost $3,466,025)		1,523,250
TOTAL INVESTMENTS - 108.8% (Cost $193,559,335**)		167,579,674
TOTAL CALL & PUT OPTIONS WRITTEN - (3.1%)		(4,723,983)
NET OTHER ASSETS AND LIABILITIES - (5.7%)		(8,892,868)
TOTAL NET ASSETS - 100.0%		$153,962,823

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was 193,670,485.
(A)	All or a portion of these securities’ positions, with a value of $128,657,325 represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities, with an aggregate fair value of $1,150,226, are on loan as part of a securities lending program. See Note 4 for details on the securities lending program.
(C)	7-day yield.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - continued | December 31, 2019

Purchased Option Contracts Outstanding at December 31, 2019
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Put Option Purchased
S&P 500 Index	$3,050.00	03/20/2020	450	$137,250,000	$1,523,250	$3,466,025	$(1,942,775)
Total Put Options Purchased					$1,523,250	$3,466,025	$(1,942,775)

Written Option Contracts Outstanding at December 31, 2019
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
Accenture PLC, Class A	$ 200.00	01/17/2020	(120)	$(2,400,000)	$ (131,400)	$ (31,283)	$ (100,117)
AES Corp.	19.00	05/15/2020	(1,250)	(2,375,000)	(184,375)	(93,300)	(91,075)
Alcoa Corp.	23.00	01/17/2020	(345)	(793,500)	(10,350)	(22,066)	11,716
Alphabet Inc., Class C	1,350.00	01/17/2020	(27)	(3,645,000)	(32,940)	(73,995)	41,055
Alphabet Inc., Class C	1,350.00	02/21/2020	(6)	(810,000)	(23,160)	(23,093)	(67)
Amazon.com Inc.	1,820.00	01/17/2020	(18)	(3,276,000)	(88,560)	(83,482)	(5,078)
Apache Corp.	27.50	02/21/2020	(400)	(1,100,000)	(36,600)	(31,696)	(4,904)
Archer-Daniels-Midland Co.	43.00	01/17/2020	(470)	(2,021,000)	(150,870)	(27,805)	(123,065)
Archer-Daniels-Midland Co.	48.00	03/20/2020	(470)	(2,256,000)	(40,655)	(37,583)	(3,072)
Bank of America Corp.	32.00	01/17/2020	(475)	(1,520,000)	(156,750)	(48,906)	(107,844)
Bank of America Corp.	33.00	01/17/2020	(475)	(1,567,500)	(112,813)	(30,381)	(82,432)
Barrick Gold Corp.	20.00	02/21/2020	(900)	(1,800,000)	(34,200)	(33,759)	(441)
Baxter International Inc.	80.00	01/17/2020	(277)	(2,216,000)	(114,955)	(55,552)	(59,403)
Baxter International Inc.	82.50	01/17/2020	(277)	(2,285,250)	(62,187)	(32,021)	(30,166)
Berkshire Hathaway Inc., Class B	220.00	01/17/2020	(184)	(4,048,000)	(133,860)	(53,293)	(80,567)
Canadian Natural Resources Ltd.	30.00	01/17/2020	(232)	(696,000)	(57,420)	(11,359)	(46,061)
Canadian Natural Resources Ltd.	34.00	03/20/2020	(550)	(1,870,000)	(52,250)	(43,439)	(8,811)
CenturyLink Inc.	14.00	01/17/2020	(1,280)	(1,792,000)	(9,600)	(50,176)	40,576
CVS Health Corp.	70.00	01/17/2020	(448)	(3,136,000)	(204,960)	(69,166)	(135,794)
Discovery Inc., Class C	27.50	01/17/2020	(766)	(2,106,500)	(235,545)	(75,996)	(159,549)
Discovery Inc., Class C	30.00	01/17/2020	(924)	(2,772,000)	(87,780)	(40,619)	(47,161)
EOG Resources Inc.	75.00	01/17/2020	(350)	(2,625,000)	(312,375)	(51,054)	(261,321)
Fastenal Co.	37.50	01/17/2020	(400)	(1,500,000)	(37,000)	(33,584)	(3,416)
Fastenal Co.	40.00	01/17/2020	(76)	(304,000)	(1,520)	(6,381)	4,861
Fastenal Co.	37.50	02/21/2020	(324)	(1,215,000)	(40,500)	(38,552)	(1,948)
FedEx Corp.	160.00	01/17/2020	(189)	(3,024,000)	(11,245)	(81,303)	70,058
General Dynamics Corp.	180.00	02/21/2020	(92)	(1,656,000)	(27,830)	(27,511)	(319)
General Dynamics Corp.	185.00	02/21/2020	(151)	(2,793,500)	(21,895)	(37,514)	15,619
General Motors Co.	38.00	01/17/2020	(450)	(1,710,000)	(9,000)	(42,147)	33,147
General Motors Co.	39.00	02/21/2020	(392)	(1,528,800)	(19,600)	(32,912)	13,312
Gilead Sciences Inc.	67.50	02/21/2020	(31)	(209,250)	(5,130)	(5,362)	232
JM Smucker Co./The	115.00	01/17/2020	(194)	(2,231,000)	(970)	(38,876)	37,906

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - concluded | December 31, 2019

Written Option Contracts Outstanding at December 31, 2019
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
JPMorgan Chase & Co.	$130.00	01/17/2020	(150)	$ (1,950,000)	$ (141,750)	$ (31,803)	$ (109,947)
Lowe’s Cos. Inc.	120.00	01/17/2020	(200)	(2,400,000)	(36,600)	(40,141)	3,541
Microsoft Corp.	160.00	02/21/2020	(200)	(3,200,000)	(73,500)	(78,791)	5,291
Newmont Goldcorp Corp.	43.00	01/17/2020	(862)	(3,706,600)	(93,096)	(62,891)	(30,205)
Northern Trust Corp.	100.00	01/17/2020	(450)	(4,500,000)	(299,250)	(89,895)	(209,355)
PepsiCo Inc.	140.00	01/17/2020	(70)	(980,000)	(2,135)	(16,992)	14,857
PepsiCo Inc.	140.00	03/20/2020	(157)	(2,198,000)	(34,775)	(39,483)	4,708
Regions Financial Corp.	17.00	01/17/2020	(1,231)	(2,092,700)	(54,164)	(45,508)	(8,656)
Regions Financial Corp.	17.00	02/21/2020	(1,231)	(2,092,700)	(83,093)	(72,989)	(10,104)
Steel Dynamics Inc.	33.00	01/17/2020	(505)	(1,666,500)	(75,750)	(56,309)	(19,441)
T-Mobile U.S. Inc.	80.00	01/17/2020	(205)	(1,640,000)	(13,530)	(43,996)	30,466
T-Mobile U.S. Inc.	80.00	02/21/2020	(370)	(2,960,000)	(86,765)	(77,616)	(9,149)
Texas Instruments Inc.	135.00	04/17/2020	(240)	(3,240,000)	(79,800)	(59,781)	(20,019)
VanEck Vectors Gold Miners ETF	30.00	02/21/2020	(750)	(2,250,000)	(69,000)	(70,469)	1,469
Visa Inc., Class A	185.00	01/17/2020	(130)	(2,405,000)	(57,525)	(40,164)	(17,361)
Visa Inc., Class A	195.00	02/21/2020	(110)	(2,145,000)	(24,200)	(24,638)	438
Xilinx Inc.	97.50	01/17/2020	(120)	(1,170,000)	(29,100)	(29,801)	701
Xilinx Inc.	110.00	03/20/2020	(290)	(3,190,000)	(62,785)	(64,273)	1,488
Zimmer Biomet Holdings Inc.	150.00	03/20/2020	(292)	(4,380,000)	(178,120)	(162,022)	(16,098)
Total Call Options Written					$(3,943,233)	$(2,471,728)	$(1,471,505)

Put Options Written
S&P 500 Index	$2,900.00	03/20/2020	(450)	$(130,500,000)	$ (780,750)	$(2,056,590)	$ 1,275,840
Total Options Written, at Value					$(4,723,983)	$(4,528,318)	$ (195,665)

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2019
Statement of Assets and Liabilities as of December 31, 2019

Assets:
Investments in unaffiliated securities, at fair value†§	$167,579,674
Receivables:
Investments sold	215,287
Dividends and interest	177,796
Other assets	140,099
Total assets	168,112,856
Liabilities:
Payables:
Investments purchased	9,189,143
Advisory agreement fees	104,039
Administrative services agreement fees	33,812
Due to Custodian	99,056
Options written, at value (premium received $4,528,318) (Note 7)	4,723,983
Total liabilities	14,150,033
Net assets	$153,962,823
Net assets consist of:
Common Stock/Shares:
Paid-in capital in excess of par	$180,248,722
Accumulated distributable earnings (loss)	(26,285,899)
Net Assets	$153,962,823

Capital Shares Issued and Outstanding (Note 8)	20,946,924
Net Asset Value per share	$ 7.35
†Cost of Investments in unaffiliated securities	$193,559,335
§Fair Value of securities on loan	$ 1,150,226

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2019
Statement of Operations For the Period Ended December 31, 2019

Investment Income:
Interest	$ 361,073
Dividends
Unaffiliated issuers	3,006,449
Less: Foreign taxes withheld/reclaimed	(21,296)
Income from securities lending	1,242
Total investment income	3,347,468
Expenses (Note 3):
Advisory agreement fees	1,208,991
Administrative services agreement fees	392,923
Other expenses	9,079
Total expenses	1,610,993
Net Investment Income	1,736,475
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	(3,155,922)
Options written	8,076,709
Unaffiliated issuers	4,016,929
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options purchased	(1,942,775)
Options written	(2,394,381)
Unaffiliated issuers	18,021,248
Net Realized and Unrealized Gain on Investments	22,621,808
Net Increase in Net Assets from Operations	$ 24,358,283

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2019
Statements of Changes in Net Assets

	Year Ended 12/31/19	Year Ended 12/31/18
Net Assets at beginning of period	$144,686,325	$159,377,168
Increase (decrease) in net assets from operations:
Net investment income	1,736,475	1,219,811
Net realized gain	8,937,716	9,818,430
Net change in unrealized appreciation (depreciation)	13,684,092	(26,985,845)
Net increase (decrease) in net assets from operations	24,358,283	(15,947,604)
Distributions to shareholders from:
Return of capital	(5,261,554)	(4,160,028)
Accumulated earnings (combined net investment income and net realized gains)	(9,820,231)	(10,015,367)
Total distributions	(15,081,785)	(14,175,395)
Capital Stock transactions:
Shares sold or reorganized	–	70,662,213
Shares redeemed	–	(55,230,057)
Net increase from capital stock transactions	–	15,432,156
Total increase (decrease) in net assets	9,276,498	(14,690,843)
Net Assets at end of period	$153,962,823	$144,686,325
Capital Share transactions:
Shares sold	–	8,660,809
Shares redeemed	–	(6,982,308)
Net increase from capital share transactions	–	1,678,501

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2019
Financial Highlights for a Share of
Beneficial Interest Outstanding

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value at beginning of period	$6.91	$8.27	$8.41	$8.48	$9.28
Income from Investment Operations:
Net investment income (loss)	0.08	0.10	0.09	0.03[1]	0.04[1]
Net realized and unrealized gain (loss) on investments	1.08	(0.74)	0.49	0.62	(0.12)
Total from investment operations	1.16	(0.64)	0.58	0.65	(0.08)
Less Distributions From:
Net investment income	(0.47)	(0.51)	(0.55)	(0.46)	(0.70)
Return of capital	(0.25)	(0.21)	(0.17)	(0.26)	(0.02)
Total distributions	(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Net increase (decrease) in net asset value	0.44	(1.36)	(0.14)	(0.07)	(0.80)
Net Asset Value at end of period	$7.35	$6.91	$8.27	$8.41	$8.48
Market Value at end of period	$6.63	$6.16	$7.72	$7.70	$7.38
Total Return
Net asset value (%)	17.39	(8.37)	7.14	7.92	(0.91)
Market value (%)[2]	19.83	(11.79)	9.77	14.51	(0.48)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$153,963	$144,686	$159,377	$162,087	$163,366
Ratios of expenses to average net assets(%)	1.07[3]	1.17[3]	1.13[3]	1.06	1.06
Ratio of net investment income (loss) to average net assets (%)	1.15	0.75	1.13	0.38	0.41
Portfolio turnover (%)	114	114	152	134	125

[1]	Based on average shares outstanding during the year.
[2]
Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.

[3]	Includes Board-approved expenses related to special and annual meetings that took place during the year. See Note 3.

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2019
Notes to Financial Statements
1. ORGANIZATION
Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1933, as amended.
The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange or on NASDAQ are valued at the bid price. Options are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their net asset value (“NAV”). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.
At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.
Fair Value Measurements: The Fund has adopted FASB applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2019
assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2019, maximized the use of observable inputs and minimized the use of unobservable inputs.
There were no transfers between classifications levels during the year ended December 31, 2019. As of and during the year ended December 31, 2019, the Fund did not hold securities deemed as a Level 3.
The following is a summary of the inputs used as of December 31, 2019, in valuing the Fund’s investments carried at fair value:

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/19
Assets:[1]
Common Stocks	$135,947,738	$ –	$ –	$135,947,738
Exchange Traded Funds	8,067,688	–	–	8,067,688
Short-Term Investments	22,040,998	–	–	22,040,998
Put Options Purchased	1,523,250	–	–	1,523,250
	$167,579,674	$ –	$ –	$167,579,674
Liabilities:[1]
Options Written	$ (4,723,983)	$ –	$ –	$ (4,723,983)
[1]Please see the Portfolio of Investments for a listing of all securities within each category.
Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.
The following table presents the types of derivatives in the Fund by location and as presented on the Statements of Assets and Liabilities as of December 31, 2019.

Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Underlying Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity	Options purchased*	$1,523,250	Options written	$(4,723,983)
*Included in Investments in unaffiliated securities on Statements of Assets & Liabilities.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2019
The following table presents the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019.

Statement of Operations	Underlying Risk	Realized Gain (Loss) on Derivatives	Change in Unrealized Depreciation on Derivatives
Options Purchased	Equity	$(3,155,922)	$(1,942,775)
Options Written	Equity	8,076,709	(2,394,381)
Total		$4,920,787	($4,337,156)
The average volume (based on the open positions at each month-end) of derivative activity during the year ended December 31, 2019.

	Options Purchased Contracts(1)	Options Written Contracts(1)
Madison Covered Call & Equity Strategy Fund	275	20,055
(1) Number of Contracts
Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
Distributions to Shareholders: The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles (“GAAP”). These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders. The character of the distributions are determined annually in accordance with federal income tax regulations.
Recently Issued Accounting Pronouncements: In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended December 31, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU did not have a material impact on the financial statements and other disclosures.
3. ADVISORY, ADMINISTRATIVE SERVICES AND OTHER EXPENSES
Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and interested trustees of the Fund. For these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily net assets.
Under a separate Administrative Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: compliance services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent Trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s average

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2019
daily net assets. Not included in this fee and, therefore, the responsibility of the Fund are “excluded expenses” and “transitional expenses.” Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs, overdrafts or taxes the Fund may owe, etc.); and (iii) the costs associated with investment by the Trust in other investment companies (i.e., acquired fund fees and expenses). The Board approved for the Fund to pay for any extraordinary expenses related to the Fund’s annual meeting and tender offer. For fiscal year-end December 31, 2019, the Fund incurred $9,079 of extraordinary expenses, which are reflected as “Other expenses” in the Statement of Operations.
Certain officers and Trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or Trustees who are officers, directors and/or employees of the Adviser or its affiliates. The fees for the independent Trustees are paid out of the Services Agreement fee and totaled $36,000 for the year ended December 31, 2019, which is included in the “Administrative services agreement fees” on the State of Operations.
4. SECURITIES LENDING
The Board of Trustees has authorized the Fund to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Fund’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the Fund may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of the domestic securities and 105% of non-domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Fund does not have a master netting agreement.
Cash collateral received for securities on loan are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S. treasuries or government securities. See below for fair value on loan and collateral breakout for fund and portfolio of investments for individual securities identified on loan.

	Fair Value	Cash Collateral*	Non-Cash Collateral*
Covered Call & Equity Strategy	$1,150,226	$–	$1,121,889
*Represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned.
5. FEDERAL INCOME TAX INFORMATION
No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.
Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2019, accumulated net investment loss of $13,345,319 and accumulated net realized gain of $8,083,755 was reclassified into the paid in capital account of the fund, to reflect permanent book and tax differences relating to distribution re-designations, including the return-of-capital distribution.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2019
At December 31, 2019, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for the fund were as follows:

Cost	$193,670,485
Gross appreciation	5,308,358
Gross depreciation	(31,594,833)
Net depreciation	$(26,286,475)
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and certain market-to-market investments.
For the years ended December 31, 2019 and 2018, the tax character of distributions paid to shareholders was $9,820,231 ordinary income and $5,261,554 return of capital for 2019 and $10,015,367 ordinary income and $4,160,028 return of capital for 2018.
As of December 31, 2019, the Fund had no distributable earnings on a tax basis.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate.
6. INVESTMENT TRANSACTIONS
During the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $155,196,968 and $168,920,278 respectively. No long-term U.S. government securities were purchased or sold during the year.
7. COVERED CALL AND PUT OPTIONS
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).
The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.
When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2019
8. CAPITAL
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 20,946,924 shares issued and outstanding as of December 31, 2019. Additionally, no capital stock activity occurred for the year ended December 31, 2019 and 2018, respectively.
In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the year ended December 31, 2019 and 2018, respectively.
9. INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.
10. DISCUSSION OF RISKS
Equity Risk: The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Option Risk: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
Derivatives Risk: The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.
Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2019
shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.
Cybersecurity Risk: The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.
Recent Market Developments Risk: Global and domestic financial markets periodically experience episodes of turmoil. Recently, markets have witnessed mostly growing economic activity in developed countries as expectations for continued economic growth have persisted. However, risks to continued economic growth remain. Long-term effects of the UK withdrawal from the European Union, along with ongoing challenges among weaker EU countries, are among risks to growth and currency market stability. The U.S. Federal Reserve continues to pursue a policy of monetary normalization after many years of highly accommodative monetary conditions in the wake of the financial crisis. Any unforeseen departure from expected economic growth or inflation could result in a meaningful change in Fed policy, possibly destabilizing financial markets. Domestic political and global geopolitical risks remain a flashpoint that could ignite market turmoil. Likewise, the ongoing trade war between the U.S. and China has contributed to market volatility. Fears of terror-related attacks in developed markets, and concerns over geopolitical conflict, especially in Southeast Asia, could contribute to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.
Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.
Mid-Cap Company Risk: Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.
Financial Leverage Risk: The Fund is authorized to utilize leverage through the issuance of preferred shares and/ or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.
Additional Risks: While investments in securities have been keystones in wealth building and management, at

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - concluded | December 31, 2019
times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.
11. SUBSEQUENT EVENTS
Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2019
Report of Independent Registered
Public Accounting Firm
To the Shareholders and Board of Trustees of Madison Covered Call & Equity Strategy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Madison Covered Call & Equity Strategy Fund (the “Fund”), including the portfolio of investments as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Chicago, IL
February 21, 2020
We have served as the auditor of one or more Madison Investment Holdings investment companies since 2009.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2019
Other Information (unaudited)
Federal Income Tax Information. The Fund recognized qualified dividend income of $2,869,171 during the fiscal year ended December 31, 2019. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. For corporate shareholders, 25.59% of the dividends paid by the Fund qualifies for the dividends-received deduction.
Complete information regarding the federal tax status of the distributions received during the calendar year 2019 will be reported in conjunction with Form 1099-DIV.
Results of Shareholder Votes. The 2019 Annual Meeting of Shareholders of the Fund was held on August 28, 2019. Shareholders voted on the election of one Class III Trustee to serve until the 2022 Annual Meeting of Shareholders. The number of shares of the Fund as of June 14, 2019, the “record date,” issued and outstanding and entitled to vote was 20,946,924.
Proposal 1. Election of Class III Trustee. Proposal 1 received the requisite votes and was approved. At the Annual Meeting, the holders of 19,535,663 shares (93.26%) were represented in person or by proxy, constituting a quorum. The Class III nominee for Trustee for election by shareholders received the following votes:

Fund’s Nominee	For	Withheld
Steven P. Riege	18,646,774	888,889
Election of Board Trustee Nominees must be approved by the affirmative vote of a majority of the shares present in person at the Annual Meeting or represented by proxy and entitled to vote as long as a quorum is present. Abstentions (or “votes withheld”) have the same effect as a vote against the proposal, but broker non-votes have no effect on the outcome of the vote on the proposal. The Fund’s incumbent Trustee was re-elected.
Additional Information. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.
Availability Of Quarterly Portfolio Schedules. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. For the second and fourth quarters of each fiscal year, the complete schedule of the Fund’s portfolio holdings is reported in the Fund’s Form N-CSR (and related Semi-Annual and Annual Reports to Shareholders). Each of Form N-PORT and Form N-CSR is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov..
Discussion of Contract Renewal Process and Considerations. At an in-person meeting of the Board held on July 30-31, 2019, the Board of Trustees (the “Board” or “Trustees”) of Madison Covered Call & Equity Strategy Fund (the “Trust” or the “Fund”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and Madison Asset Management, LLC (the “Adviser”).
In determining whether to approve the continuation of the Investment Advisory Agreement (the “Agreement”), the Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Agreement was in the best interests of the Fund and its shareholders. The information provided
26

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 2019
to the Board included: (1) data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Fund; and (4) information about the Adviser’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement with management and independent legal counsel to the Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Agreement. The Independent Trustees also reviewed the proposed continuation of the Agreement with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser and representatives of the Adviser, each of which was responded to by the Adviser.
In approving the continuance of the Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser to the Fund, including the personnel providing such services; (2) the Adviser’s compensation and profitability; (3) a comparison of fees and performance with comparable funds and accounts; (4) economies of scale; and (5) the terms of the Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. Representatives of the Adviser discussed or otherwise presented their firm’s ongoing investment philosophies and strategies intended to provide investment performance consistent with the Fund’s investment objectives in a variety of market environments. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Adviser’s history of providing advisory services to its proprietary investment company clients.
The Board also discussed the quality of services provided to the Trust by its transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration to the Trust.
Based on their review of the information provided, the Board determined with respect to the Fund that the nature, extent and quality of services provided by the Adviser to the Fund were satisfactory.
With regard to the investment performance of the Trust and the Adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure the Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They reviewed both long-term and short-term performance, recognizing that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They took into account that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board also noted that on a quarterly basis, they review detailed information for the Fund, including investment performance results, portfolio composition and investment philosophies, processes and strategies. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the Fund’s strategy and discussed the Fund’s performance in such market environments, including the upside and

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 2019
downside capture ratio. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons which, with respect to peer groups, followed a different process this year than the prior year, after Board input and review. The Board also considered that sometimes, the Morningstar categories the Fund falls into do not precisely match a Fund’s investment strategy and philosophy.
Based on their review, the Board determined that, given the totality of the above factors and considerations, the Fund’s overall investment performance had been satisfactory.
With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in the Fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed a different methodology this year versus last in terms of peer group selection, which, again, was the result of Board input and review.
The Board noted that the Adviser or its affiliates, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to the Fund and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not typically performed for non-investment company clients.
The Trustees compared the Fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the simple expense structure maintained by the Trust, an investment advisory fee and a capped administrative services fee. The Board reviewed total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.
The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Fund pursuant to its administrative services agreement with the Trust (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of the Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.
In reviewing costs and profits, the Board noted that the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from the Trust alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - concluded | December 31, 2019
client assets managed by the Adviser, including the Trust, as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $16.5 billion at the time of the meeting. As a result, although the fees paid by the fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients. The Board also reviewed the “fall out” benefits to the Adviser as a result of managing the Fund, principally consisting of the generation of soft dollar credits, which are used to benefit all of the Adviser’s clients, not just the Fund.
In considering the renewal of the Agreement, the Board recognized that the obligations, responsibilities and management considerations involved with being an investment adviser to a closed-end fund differ significantly from serving as an investment adviser to an open-end (mutual) fund. As such, the Board focused its attention on the total expense ratios of certain other closed-end funds with similar investment objectives. The Board determined that the Fund’s total expense ratio was reasonable based on such comparisons.
Based on the foregoing, the Board concluded that the level of profitability to the Adviser and its affiliates was reasonable in light of the services provided.
With regard to the extent to which economies of scale would be realized as the Fund’s assets increase, the Trustees recognized that unlike an open-end fund, the Fund does not continuously offer securities to the public and, therefore, asset growth is dependent on the market value of the Fund increasing. As a result, the Trustees concluded that it was premature to discuss any economies of scale. Based on its review, the Board concluded that the current advisory fee schedule and service fee arrangement were appropriate.
Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser. Counsel noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser, the Adviser responded to and discussed each matter raised.
In considering the renewal of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding the Agreement, among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Agreement; (b) the Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies; (c) the overall investment performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the Fund’s advisory fee is reasonable in light of the services received by the Fund from the Adviser and other factors considered; and (e) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of the Fund. Based on the foregoing conclusions, the Board determined that continuation of the Agreement with the Adviser was in the best interests of the Fund and its shareholders. Moreover, the Board determined that the renewal of the Services Agreement for the Fund was in the best interests of the Fund and its shareholders.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2019
Trustees and Officers
The address of each Trustee and Officer of the Fund is 550 Science Drive, Madison, Wisconsin 53711.
Officers

Name and Age	Position(s) Held and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Kevin S. Thompson 53	President, 2019 - Present; Chief Legal Officer and Assistant Secretary, 2017 - Present
Madison Asset Management, LLC (“Madison”), Chief Legal Officer and Chief Administrative Officer, 2017 - Present

Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Chief Legal Officer and Chief Administrative Officer, 2017 - Present

Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Chief Legal Officer and Chief Administrative Officer, 2017 - Present

Madison Funds (18) (mutual funds) and Ultra Series Fund (14) (mutual funds), President, 2019 - Present, Chief Legal Officer and Assistant Secretary, 2017 - Present; Madison Strategic Sector Premium Fund, Chief Legal Officer and Assistant Secretary, 2017 - 2018

CFMG Life Insurance Company, Associate General Counsel, 2012 - 2015; Vice President Wealth Management, 2015 -
2017; President of CUNA Brokerage Services, Inc., 2016 - 2017
N/A
Paul A. Lefurgey 55	Vice President, 2012 - Present
MIH, Madison and MIA, CEO, 2017 - Present; Co-Head of Fixed Income, 2019 - Present; Director of Fixed Income Investments, 2016 - 2019; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Chairman - Executive Committee, 2015 - 2017

Madison Funds (18) and Ultra Series Fund (14), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - 2018
N/A
Greg D. Hoppe 50	Chief Financial Officer, 2019 - Present; Treasurer, 2012 - 2019
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present

Madison Funds (18) and Ultra Series Fund (14), Chief Financial Officer, 2019 - Present, Treasurer, 2009 - 2019; Madison Strategic Sector Premium Fund, Treasurer,
2009 - 2018
N/A

MCN | Madison Covered Call & Equity Strategy Fund | Trustees and Officers - continued | December 31, 2019

Name and Age	Position(s) Held and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Holly S. Baggot 59	Secretary and Assistant Treasurer, 2012 - Present; Anti-Money Laundering Officer, 2019 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present

Madison Funds (18) and Ultra Series Fund (14), Secretary, 1999 - Present, Assistant Treasurer, 1999 - 2007 and 2009 - Present and Anti-Money Laundering Officer, 2019 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - 2018
N/A
Steve J. Fredricks 49	Chief Compliance Officer and Assistant Secretary, 2018 - Present
MIH, MIA and Madison, Chief Compliance Officer, 2018 - Present

Madison Funds (18) and Ultra Series Fund (14), Chief Compliance Officer and Assistant Secretary, 2018 - Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer, 2018

Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018
N/A
Trey D. Edgerle 29	Assistant Secretary, 2017 - Present
MIH, MIA and Madison, Senior Mutual Fund and Compliance Associate, 2016 - Present

Madison Funds (18) and Ultra Series Fund (14), Assistant Secretary, 2017 - Present; Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 - 2018

U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016
N/A

MCN | Madison Covered Call & Equity Strategy Fund | Trustees and Officers - concluded | December 31, 2019
Independent Trustees

Name and Age	Position(s) Held First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships Held by Trustee
James R. Imhoff, Jr. 75	Trustee, 2004 - 2020	First Weber, Inc. (real estate brokers), Madison, WI, Chairman, 2017 - Present; Chief Executive Officer, 1978 - 2017	33	Madison Funds (18) and Ultra Series Fund (14), 2009 - Present
Steven P. Riege 66	Trustee, 2015 - 2028	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	33	Madison Funds (18) and Ultra Series Fund (14), 2005 - Present
Richard E. Struthers 67	Trustee, 2017 - 2032	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012	33	Madison Funds (18) and Ultra Series Fund (14), 2004 - Present
1 A Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) he or she attains the age of 76, or (2) he or she has served on the Board for a total of 15 years, subject in the latter case to extension by unanimous vote of the remaining Trustees. In the event a Trustee’s term is extended as described above, following such initial approval, the decision to allow such Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each successive calendar year and shall be effective no longer than the end of the following calendar year. Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired as of the last day of the applicable calendar year unless he or she requests an earlier retirement date. For purposes of the policy, the 15-year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a trustee, and shall not apply to Mr. Imhoff, who is scheduled to retire at the end of 2020. The Board may change the mandatory retirement age or the term limitation without the approval of shareholders, subject to the unanimous approval of the full Board.
2 As of the date of this report, the fund complex consists of the Fund, the Madison Funds with 18 portfolios and the Ultra Series Fund with 14 portfolios, for a grand total of 33 separate portfolios in the fund complex.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2019
Dividend Reinvestment Plan
Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all distributions declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all distributions declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Distribution will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and

MCN | Madison Covered Call & Equity Strategy Fund | Dividend Reinvestment Plan - concluded | June 30, 2019
vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, Phone Number: 1-781-575-4523.

Board of Trustees
Richard E. Struthers
James R. Imhoff, Jr.
Steven P. Riege
Officers
Kevin Thompson
President
Chief Legal Officer & Assistant Secretary
Paul Lefurgey
Vice President
Greg D. Hoppe
Chief Financial Officer
Holly S. Baggot
Secretary, Assistant Treasurer & Anti-Money Laundering Officer
Steven J. Fredricks
Chief Compliance Officer & Assistant Secretary
Trey D. Edgerle
Assistant Secretary
Investment Adviser and Administrator
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Custodian
State Street Bank
Kansas City, Missouri
Transfer Agent
Computershare Investor Services, LLC
Canton, Massachusetts
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Chicago, Illinois

Question concerning your shares of Madison Covered Call & Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233
This report is sent to shareholders of Madison Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195 and is available on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
In September 2019, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-PORT, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

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madisonfunds.com

Madison Funds®
550 Science Drive
Madison, WI 53711
800.368.3195

Item 2. Code of Ethics.

(a) The Madison Covered Call & Equity Strategy Fund (hereinafter referred to either as the "Trust" or the "Fund") has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was adopted effective January 1, 2013.

(c) During the period covered by this report, registrant did not make any substantive amendments to the Code.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Trust at 800-767-0300 and requesting a copy of the "Madison Covered Call & Equity Strategy Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2019, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Fund independent Trustees who so qualify to serve in that capacity.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $22,000 and $12,000 for the fiscal years ended December 31, 2019, and December 31, 2018, respectively.  The registrant is affiliated with the Madison Funds and the Ultra Series Fund (all affiliated investment companies together, the “Affiliated Funds”) which paid the registrant's principal accountant an additional $461,000 and $438,000, respectively, for audit services provided to such funds for such periods.

(b) Audit-Related Fees: Not applicable.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $4,253 (budgeted) and $4,132 for the fiscal years ended December 31, 2019, and December 31, 2018, respectively.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the committee include all the disinterested Trustees of the registrant, namely, Richard Struthers, James Imhoff and Steve Riege.

(b) Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities.  Because we manage portfolios for clients in addition to the registrant, the policies and procedures are not specific to the registrant except as indicated.
MADISON ASSET MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES

I.	INTRODUCTION
In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Madison Investment Holdings, Inc. and affiliates (“Madison” or the “Firm”) has adopted the following proxy voting policies and procedures (the “Policy”). This Policy applies to Madison and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in Madison’s Compliance Manual.

II.	DEFINITIONS
Proxy or Proxies as used in this Policy includes the submission of a security holder vote by Proxy instrument, in person at a meeting of security holders or by written consent.

III.	POLICY
This Policy applies to Madison and each of its officers and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. It is Madison’s general policy to vote Proxies in the best interest of its clients. Accordingly, Madison will vote all Proxies in a manner intended to promote the client’s investment objectives and to maximize investment returns, while following the investment restrictions and policies of each client, generally, as set forth in the governing documents of the relevant client. Madison will typically vote a security's proxy in accordance with the recommendations of that security's Board of Directors' recommendations, including, but not limited to:

•	Changes in corporate governance;

•	Changes in corporate structure;

•	Appointment of auditors;

•	Social responsibility programs;

•	Compensation plans for executives; and

•	Mergers and acquisitions, as applicable.

Madison will typically vote against shareholder proposals; however, Madison seeks the best of interests of its clients, and is not bound by the recommendations of a security's Board of Directors or the recommendations of any third-party proxy research and voting service.
Madison will use the services of an independent third party (e.g. Glass Lewis or Broadridge) for research, recommendations, and voting services. In the use of such services, Madison will typically vote the actual proxies on behalf of its clients. As discussed herein, where there is a material conflict of interest with a client or material conflict of interest with a client's portfolio holdings, Madison will typically defer to the voting recommendations of the third party proxy research provider, and vote that proxy in accordance with the instructions of the third party proxy voting service provider.
In the event Madison has proxies to vote, there may be instances when the Firm refrains from voting a Proxy, such as when Madison determines that the cost of voting the Proxy exceeds the expected benefit to the client and would not be in the client’s best interest. For example, the cost of voting certain foreign proxies may exceed the benefit to clients. Madison cannot anticipate every situation, and certain issues are better handled on a case-by-case basis. Proxy voting decisions are generally made by the relevant Madison Portfolio Management teams with knowledge of the security and coordinated by Madison operations personnel.
In cases where a proxy will not be voted or, as described below, voted against the Board of Directors’ recommendation, Madison’s policy is to make a notation to the file containing the records for such security explaining the Firm’s action or inaction, as the case may be. The majority of clients have elected that Madison vote the proxies on their behalf. The Firm votes client proxies in one of two ways. Proxy votes are either cast through Proxy Edge, a service which provides notification of proxy meetings and establishes voting through their electronic platform, or votes are made through proxyvote.com for those accounts which have not yet been set up on Proxy Edge.

IV.	ADMINISTRATION
The CCO will be responsible for the following:

1.	Overall compliance with this Policy; and

2.	Reviewing and updating the Policy, as appropriate.

IV.	MATERIAL CONFLICTS OF INTEREST
In the event Madison determines there is or may be a material conflict of interest between Madison and a client or client's portfolio holdings when voting Proxies, Madison will seek to resolve the issue in the best interest of its client. Madison will address such actual or potential material conflicts of interest using one of the following procedures:

1.	Madison may vote the Proxy using the established objective policies described herein;

2.
Madison may engage a third party to recommend a vote with respect to the Proxy based on application of the policies set forth herein or Madison may bring the Proxy to senior management of the Firm to make a determination; or

3.	Madison may employ such other method as is deemed appropriate under the circumstances, given the nature of the conflict.

Although it is not likely, in the event there is a conflict of interest between Madison and a client in connection with a material proxy vote, Madison will typically employ the services of an independent third party proxy services firm to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
In the absence of any conflict, if any member of the relevant Portfolio Management team determines that it would be in the clients’ best interests to vote against management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the management team, or any subcommittee appointed by the management team from among its members, to ratify the decision to stray from the general policy of voting with management. Such ratification need not be in writing.
VI.    DISCLOSURES
Madison will make the following disclosures to clients:

1.	Upon request by a client, a copy of the Policy; and

2.	Upon request by a client, the Proxy voting record for Proxies voted on behalf of the client.

VII.    RECORDKEEPING
Madison will keep the following records, if applicable:

1.	A copy of the Policy;

2.
A copy of each Proxy statement received with respect to client portfolio securities, except when a Proxy statement is available on the SEC’s EDGAR public filing system, Madison may rely on that filing in lieu of keeping its own copy;

3.	A record of each Proxy vote cast by Madison on behalf of a client;

4.	A record of each Proxy vote Madison refrained from voting on behalf of a client;

5.	A copy of any document prepared by Madison that was material to a Proxy voting decision; and

6.
A copy of each written client request for information regarding how Madison voted Proxies on behalf of clients and any written response by Madison to any client requests shall be maintained in such client’s file.

Madison has retained the services of Proxy Edge to maintain the records of the proxy votes cast on behalf of clients. To the extent the Firm votes any proxies outside of this service, then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

VIII.	AMENDMENTS
This Policy may be amended from time to time by the CCO.
December 2019
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Ray Di Bernardo, CFA is the lead Portfolio Manager for Madison's Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Ray has more than 25 years of equity management experience and is jointly responsible for the day to day management of the registrant. Prior to joining Madison in 2003 he was an equity analyst at Concord Trust in Chicago, and before that, an equity analyst and co-manager of international and emerging market portfolios at a Toronto-based international equity firm. Ray holds a BA from the University of Western Ontario.

Drew Justman, CFA serves as a Portfolio Manager on Madison’s Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Drew is jointly responsible for day to day management of the registrant. Prior to joining Madison, he worked with Merrill Lynch. Drew holds a BBA in Finance and Economics and an MS in Finance from the University of Wisconsin. He also graduated from the Applied Security Analysis Program.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts:

 Ray Di Bernardo:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$127,321,743	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
 1 Numbers are approximate.

Drew Justman:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	7	$1,057,852,374	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	96	$320,759,197	0	$0

Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts: None identified.

(a) (3) Compensation.

The adviser believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm. As such, portfolio managers receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. The adviser believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods (measured on a pre-tax basis). Incentive compensation earned is paid out over a two year period, so that if a portfolio manager leaves the employ of the Madison organization, he or she forfeits a percentage of his or her incentive compensation. The purpose of this structured payout is to aid in the retention of investment personnel. All incentive compensation must be approved by the compensation committee.

The incentive compensation pool shared by the members of the firm’s equity management team is based on the performance of the firm’s various equity composites measured against the appropriate index benchmarks. All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter). Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2019, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Ray Di Bernardo	Madison Covered Call & Equity Strategy Fund	None
Drew Justman	Madison Covered Call & Equity Strategy Fund	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)  None*

(b)  None*

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) State Street serves as securities lending agent for the fund and in that role administers the fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and State Street (the "Securities Lending Agreement").

State Street is compensated for services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each fund earned and the fees and compensation it paid to State Street as securities lending agent in connection with its securities lending activities during the fiscal year ended December 31, 2019.

FUND	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for Cash Collateral Management Services	Rebate (paid to borrower)	Aggregate Fees/Compensation Paid by the Fund for Securities Lending Activity	Net Income to the Fund from Securities Lending Activities
Madison Covered Call & Equity Strategy Fund	$2,571.81	$612.77	$15.62	$513.70	$1,142.09	$1,429.72
The fund does not pay separate indemnification fees, administration fees, or other fees not reflected above.

Item 13. Exhibits.

(a)    (1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act. - Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)     Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act. - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Covered Call & Equity Strategy Fund

/s/ Steven J. Fredricks
Steven J. Fredricks, Chief Legal Officer & Chief Compliance Officer

Date: March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Kevin S. Thompson
Kevin S. Thompson, Principal Executive Officer

Date: March 4, 2020

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer

Date: March 4, 2020